[LETTERHEAD]

                                                                  April 14, 2005

Securities and Exchange Commission
450 Fifty Street N.W.
Washington, DC 20549

Dear Sir or Madam,

      On behalf of State Street Research Capital Trust, I am enclosing Form SE and the related exhibits to be incorporated by reference in the direct transmission of Form N-SAR for the period ended January 28, 2005.

                                   Sincerely,


                                   /s/ Ann Collopy-Drew
                                   --------------------------------
                                       Ann Collopy-Drew

Enclosure

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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                     FORM SE
                              Dated April 14, 2005

          Form N-SAR               Period ended 01/28/05         811-3838
--------------------------------   ---------------------   ---------------------
Report, Schedule or Statement of      Period of Report     SEC File No. of Form,
Which the Documents Are a Part        (If Appropriate)     Schedule or Statement

       State Street Research Capital Trust                        727101
--------------------------------------------------         ---------------------
(Exact Name of Registrant As Specified in Charter)         Registrant CIK Number


--------------------------------------------------------------------------------
                    Name of Person Other than the Registrant
                     Filing the Form, Schedule or Statement

             The undersigned hereby files the following documents:

Attach an exhibit index and the exhibits not filed electronically as required by
    Item 601 of Regulation S-K, the applicable Form, Schedule or Statement.

                   SIGNATURES: Complete A or B, as Appropriate
                       See General Instructions to Form SE

A. Filings Made on Behalf of the Registrant: The Registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, State of Massachusetts, on the 14th day of April, 2005.

                       State Street Research Capital Trust
                       -----------------------------------
                              (Name of Registrant)


                   By: /s/ Edward T. Gallivan, Jr.
                       ----------------------------------
                                   (Signature)


                       Edward T. Gallivan, Jr.
                       ----------------------------------
                                  (Print Name)


                       Assistant Treasurer
                       ----------------------------------
                                     (Title)


B. Filings Made by Persons Other Than the Registrant: After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

----------------    ------------------------------------------------------------
    (Date)                                (Signature)

                    ------------------------------------------------------------
                    (Print the Name and Title of Each Person Who Signs the Form)

SEC 2082 (12-89)

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                       State Street Research Capital Trust
                       -----------------------------------
                              (Name of Registrant)

                                     Form SE

                          Exhibit Index for Form N-SAR

Item 77.C. Matters submitted to a vote of security holders

                        ADDITIONAL ANSWERS TO FORM N-SAR
                                      for
                       STATE STREET RESEARCH CAPITAL TRUST

Item 77: Attachments
--------------------

SUB-ITEM 77C: Submissions of matters to a vote of security holders

                       STATE STREET RESEARCH CAPITAL TRUST
                   Report on Special Meetings of Shareholders

State Street Research Mid-Cap Growth Fund

A Special Meeting of Shareholders of the State Street Research Mid-Cap Growth Fund, a series of State Street Research Capital Trust, was convened on December 27, 2004 ("Meeting"). The results of the Meeting are set forth below.

                                                      Votes (millions of shares)
                                                      --------------------------
Action on Proposal                                    For      Against   Abstain

--------------------------------------------------------------------------------

For All Classes of Mid-Cap Growth Fund

To approve an Agreement and Plan of
Reorganization providing for the acquisition
of all of the assets and certain stated
liabilities of the State Street Research Mid-Cap
Growth Fund, a series of State Street Research
Capital Trust, by the BlackRock Mid-Cap Growth
Equity Portfolio, a series of BlackRock Funds .....   27.9       1.7       2.9

State Street Research Emerging Growth Fund

A Special Meeting of Shareholders of the State Street Research Emerging Growth Fund, a series of State Street Research Capital Trust, was convened on December 27, 2004 ("Meeting"). The results of the Meeting are set forth below.

                                                      Votes (millions of shares)
                                                      --------------------------
Action on Proposal                                    For      Against   Abstain

--------------------------------------------------------------------------------

For All Classes of Emerging Growth Fund

To approve an Agreement and Plan of
Reorganization providing for the acquisition
of all of the assets and certain stated
liabilities of the State Street Research Emerging
Growth Fund, a series of State Street Research
Capital Trust, by the BlackRock Emerging Growth
Equity Portfolio, a series of BlackRock Funds .....   8.7       0.3       0.5

State Street Research Aurora Fund

A Special Meeting of Shareholders of the State Street Research Aurora Fund, a series of State Street Research Capital Trust, was convened on December 27, 2004 ("Meeting"). The results of the Meeting are set forth below.

                                                      Votes (millions of shares)
                                                      --------------------------
Action on Proposal                                    For      Against   Abstain

--------------------------------------------------------------------------------

For All Classes of Aurora Fund

To approve an Agreement and Plan of
Reorganization providing for the acquisition
of all of the assets and certain stated
liabilities of the State Street Research Aurora
Fund, a series of State Street Research
Capital Trust, by the BlackRock Aurora
Portfolio, a series of BlackRock Funds ............   22.4       1.4        1.3